UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                        000-31332             20-0121262
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        25800 Commercentre Dr., Suite 100
                              Lake Forest, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000


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                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 9.    Regulation FD Disclosure.

The following information is being furnished under Item 9 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing preliminary 2003 fourth quarter financial highlights and 2004 first quarter outlook. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.



Item 12.   Results of operations and Financial Condition.

The following information is being furnished under Item 12 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing preliminary 2003 fourth quarter financial highlights and 2004 first quarter outlook. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.



The information in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Exhibit 99.1 to this Form 8-K contains a possible "non-GAAP financial measure," as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. The possible non-GAAP financial measure consists of a comparative reference to "[f]ourth quarter operating expenses, before giving effect to charges related to corporate office consolidation, severance, impairments, and other one-time charges." Management believes that the charges identified in this measure, while not necessarily "nonrecurring," are sufficiently anomalous to warrant this comparative reference in order to allow investors to better understand trends relating to the registrant's operating expenses. The most directly comparable GAAP financial measure, which is fourth quarter operating expenses, is also presented in an equivalent comparative reference.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                        LIQUIDMETAL TECHNOLOGIES, INC.



                                        By: /s/ John Kang
                                            ------------------------------------
                                            John Kang
                                            Chairman, President, and Chief
                                            Executive Officer


Date: March 4, 2004




                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

99.1                       Press Release, dated March 4, 2004.














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